                                                                     EXHIBIT 4.2

                     AMENDMENT TO CREDIT AGREEMENT AND WAIVER

         THIS AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment"), dated as of January 28, 2002, is entered into among (1) ALPHA TECHNOLOGIES GROUP, INC., a Delaware corporation (the "BORROWER"), (2) the Lenders party to the Credit Agreement referred to below and (3) UNION BANK OF CALIFORNIA, N.A., as administrative agent for the Lenders (in such capacity, the "AGENT").

                                    RECITALS

         A. The Borrower, the Lenders and the Agent previously entered into that certain Credit Agreement dated as of December 26, 2000 (as amended, the "Credit Agreement"). Capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement.

         B. The Borrower has informed the Agent and the Lenders that it is in default of the Maximum Leverage Ratio covenant contained in Section 6.1(a) and the Fixed Charge Coverage Ratio covenant contained in Section 6.1(b) of the Credit Agreement for its fiscal year ended October 28, 2001. The Borrower has requested that the Lenders waive the Events of Default caused by such noncompliance.

         C. As of the date hereof, prior to the effectiveness of this Amendment,
(i) the Revolving Loan Commitment is $15,000,000 and (ii) the aggregate principal amount of Revolving Loans outstanding under the Credit Agreement is $2,200,000. There are no Letters of Credit outstanding.

         D. The Lenders have agreed to waive the foregoing Events of Default, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows effective as of the date first set forth above, subject to satisfaction of the conditions precedent set forth in Section 4 below:

         (a) The Aggregate Revolving Loan Commitment is reduced from $15,000,000 to $5,000,000. In connection therewith, the respective amount of each Lender's Revolving Loan Commitment set forth on the signature pages to the Credit Agreement are replaced with the following respective amounts:


UNION BANK OF CALIFORNIA, N.A.                           $1,500,000
CALIFORNIA BANK & TRUST                                  $950,000
IBM CREDIT CORPORATION                                   $875,000
MANUFACTURERS BANK                                       $800,000

U.S. BANK NATIONAL ASSOCIATION                           $875,000

         (b) The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

         "'APPLICABLE MARGIN': for LIBOR Loans, Base Rate Loans and commitment fees, as applicable, subject to Section 2.8(d), as set forth below:


Leverage Level          LIBOR Margin             Base Rate Margin          Commitment Fee
--------------          ------------             ----------------          --------------
1 (<1.50)               2.00% per annum          0.25% per annum           0.250% per annum
2 (>1.50 <2.00)         2.25% per annum          0.50% per annum           0.375% per annum
3 (>2.00 <2.50)         3.00% per annum          1.25% per annum           0.500% per annum
4 (>2.50 <3.00)         3.25% per annum          1.50% per annum           0.625% per annum
5 (>3.00)               3.50% per annum          1.75% per annum           0.750% per annum"

         (c) The definition of "Borrowing Base" in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

         "'BORROWING BASE': as at any date of determination, an amount equal to 60% of Eligible Accounts Receivable."

         (d) The definition of "EBITDA" in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

                  "'EBITDA': for the Borrower and its Subsidiaries on a consolidated basis, for the fiscal quarter most recently ended and the immediately preceding three fiscal quarters, Net Income after eliminating extraordinary gains and losses, PLUS, without duplication,
         (i) provisions for income taxes, (ii) depreciation and amortization,
         (iii) Interest Expense and (iv) loan fees (including the effect, if any, of execution of the warrant agreements being executed in connection with the First Amendment) paid by the Borrower to the Agent and the Lenders in connection with the First Amendment."

         (e) Section 1.1 of the Credit Agreement is amended to add the following definition in appropriate alphabetical order:

                  "'FIRST AMENDMENT': that certain Amendment to Credit Agreement and Waiver dated as of January 28, 2002 entered into among the Borrower, the Lenders and the Agent amending this Agreement."

         (f) The definition of "Leverage Level" contained in Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

                  "'LEVERAGE LEVEL': if the Maximum Leverage Ratio shall be less than or equal to 1.50:1, the Leverage Level shall be 1; if the Maximum Leverage Ratio shall be greater than 1.50:1 and less than or equal to 2.00:1, the Leverage Level shall be 2; if the Maximum Leverage Ratio shall be greater than 2.00:1 and less than or equal to 2.50:1, the Leverage Level shall be 3; if the Maximum Leverage Ratio shall be greater than

         2.50:1 and less than or equal to 3.00:1, the Leverage
         Level shall be 4; and if the Maximum Leverage Ratio shall be greater than 3:00:1, the Leverage Ratio shall be 5."

         (g) The definition of "Loan Documents" contained in Section 1.1 of the Credit Agreement is hereby amended by inserting the words "the Warrant Agreements," immediately following the words "any Hedge Agreements,".

         (h) The definition of "Revolving Loan Commitment Expiration Date" in
Section 1.1 of the Credit Agreement is restated in its entirety to read as follows:

                  "'REVOLVING LOAN COMMITMENT EXPIRATION DATE': June 30, 2003, or such earlier date as the Revolving Loan Commitments shall expire in accordance with the terms hereof (whether by acceleration or otherwise)."

         (i) Section 1.1 of the Credit Agreement is amended to add the following definition in appropriate alphabetical order:

                  "'WARRANT AGREEMENTS': those certain warrants, each entitled Warrant to Purchase Shares of Common Stock, dated as of January 28, 2002, executed by the Borrower in favor of each Lender existing on such date, or such Lender's affiliate as determined by such Lender, in form and substance satisfactory to the Lenders, as such warrants may be amended, modified or restated from time to time in accordance with the terms hereof. The aggregate fair market value and aggregate purchase price of such warrants shall be $57,359.43, which assigned value shall be apportioned on a pro-rata basis in accordance with the number of shares issuable upon exercise of each warrant. The Borrower and the initial holders of such warrants agree to use the foregoing fair market value and purchase price for United States federal income tax purposes with respect to all transactions involving such warrants (unless otherwise required by a final determination by the United States Internal Revenue Service or a court of competent jurisdiction)."

         (j) The proviso in the first paragraph of Section 2.1(a) of the Credit Agreement is hereby amended as follows: (i) immediately following the words "the Borrowing Base at any time," insert the words ", nor exceed $4,250,000 without the prior written consent of the Majority Lenders," and (ii) the word "$1,000,000" is replaced by the word "$500,000."

         (k) The final sentence of Section 2.4 of the Credit Agreement is restated in its entirety to read as follows:

                  "Partial prepayments of Revolving Loans shall be in the aggregate principal amount of $500,000 or an integral multiple of $100,000 in excess thereof."

         (l) Section 2.5(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(a) If at any time the sum of (A) the aggregate principal amount of all Revolving Loans outstanding, (B) the aggregate Letter of Credit Amount of all Letters of Credit outstanding and (C) the aggregate amount of unreimbursed drawings under all

         Letters of Credit exceeds the Aggregate Revolving Loan Commitment and/or the Borrowing Base, or if such sum exceeds $4,250,000 without the prior written consent of the Majority Lenders, then, in such case, the Borrower shall immediately, without notice or request by the Agent, prepay the Revolving Loans and/or, if one or more Letters of Credit are outstanding, pledge cash collateral to the Agent to secure reimbursement of amounts available to be drawn thereunder, in an aggregate amount equal to such excess."

         (m)Section 2.5(e) of the Credit Agreement is hereby amended by adding a proviso immediately prior to the period at the end of the first sentence to read as follows:

         "; PROVIDED THAT, so long as no Default has occurred and is continuing, no prepayment shall be required under this Section 2.5(e) unless the amount of such Net Proceeds received by the Borrower and not delivered to the Agent hereunder equals $100,000 or more".

         (n) Section 2.8(d) of the Credit Agreement is hereby amended by replacing the reference to "Level 4" with the term "Level 5."

         (o) Section 5.1 of the Credit Agreement is hereby amended as follows:
(i) the word "and" is deleted immediately following the semicolon at the end of
Section 5.1(a) of the Credit Agreement; (ii) the word "and" is added immediately following the semicolon at the end of Section 5.1(b) of the Credit Agreement; and (iii) Section 5.1(c) is added to the Credit Agreement to read as follows:

                  "(c) as soon as available, but in any event not later than 30 days after the end of each fiscal month of the Borrower, the unaudited consolidated balance sheet of the Borrower and its Subsidiaries for such month and the related unaudited income statement and operating cash flow statement for such month and the portion of the fiscal year through the end of such month, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments);".

         SECTION 2. WAIVER.

         (a) Section 6.1(a) of the Credit Agreement requires that the Maximum Leverage Ratio not exceed 2.25:1.00 for the Fiscal Year End 2001. The Borrower has informed the Agent and the Lenders that its Maximum Leverage Ratio for such period was 3.77:1.00. As a result of such noncompliance, an Event of Default has occurred and is continuing under the Credit Agreement. At the Borrower's request, the Lenders agree to waive such Event of Default, subject to the terms and conditions set forth herein.

         (b) Section 6.1(b) of the Credit Agreement requires that the Fixed Charge Coverage Ratio not be less than 1.20:1.00 for the Fiscal Year End 2001. The Borrower has informed the Agent and the Lenders that its Fixed Charge Coverage Ratio for such period was 0.92:1.00. As a result of such noncompliance, an Event of Default has occurred and is continuing under the Credit Agreement. At the Borrower's request, the Lenders agree to waive such Event of Default, subject to the terms and conditions set forth herein.

         (c) The foregoing waivers are given in this instance only. The foregoing waivers shall not be construed as a waiver of or consent to any violation of, or deviation from, any other term or condition of the Credit Agreement or any other Loan Document, nor shall such waivers be construed to evidence the willingness of the Agent or the Lenders to give any other or additional waiver, whether in similar or different circumstances.

         SECTION 3. ADDITIONAL COVENANTS OF THE BORROWER. In addition to the covenants set forth in the Credit Agreement, the other Loan Documents and this Agreement, the Borrower hereby agrees as follows:

         (a) The Borrower acknowledges that the Lenders intend to perform an audit of the books, records, operations and business of the Borrower and its Subsidiaries commencing on or about January 15, 2002. Such audit shall be performed by an auditor acceptable to the Agent, and all fees, costs and expenses of such audit shall be for the account of the Borrower. The Borrower agrees to cooperate in and facilitate such audit in all respects, including but not limited to by providing access to its books and records, properties and key employees.

         (b) The Borrower acknowledges that the Lenders intend to perform an evaluation of the fixed assets and inventory of the Borrower and its Subsidiaries commencing on or about January 18, 2002. Such evaluation shall be performed by a party acceptable to the Agent, and all fees, costs and expenses of such evaluation shall be for the account of the Borrower. The Borrower agrees to cooperate in and facilitate such evaluation in all respects, including but not limited to by providing access to its books and records, properties and key employees.

         (c) Any failure of the Borrower to perform any of the covenants set forth in this Section 3 in accordance with their terms shall constitute an immediate Event of Default having no grace period.

         SECTION 4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first set forth above upon receipt by the Agent of the following:

         (a) this Amendment, duly executed by the Borrower and the Lenders;

         (b) evidence of the Guarantors' consent to this Amendment, substantially in the form of Exhibit A hereto;

         (c) modification of the Mortgage, in form and substance to the Agent, and such title endorsement(s) as the Agent shall reasonably request;

         (d) the Warrant Agreements, substantially in the form of Exhibit B hereto, duly executed by the Borrower and exercisable for an aggregate amount of 33,333 common shares of the Borrower;

         (e) resolutions of the board of directors of the Borrower, authorizing this Amendment and the Warrant Agreements, certified by a Responsible Officer of the Borrower;

         (f) an opinion of counsel to the Borrower regarding the Warrant Agreements, in form and substance satisfactory to the Agent;

         (g) a waiver fee of $91,657.50, in immediately available funds, to be shared pro rata by each Lender; and

         (h) such other documents, agreements and opinions as the Agent or any Lender may request.

         SECTION 5. CONDITION SUBSEQUENT. The continuing effectiveness of this Amendment is subject to the condition subsequent that, not later than 30 days after the execution, delivery and effectiveness of this Amendment, the Borrower and the Guarantors execute and deliver control agreements, in form and substance reasonably satisfactory to the Agent, to perfect all security interests in deposit accounts granted pursuant to the Security Agreement and the Guarantor Security Agreement, as applicable (it being understood that any failure to satisfy such condition shall constitute an Event of Default under Section 7(a) of the Credit Agreement having no grace period). The Borrower agrees to promptly execute such agreements when and if presented to it by the Agent.

         SECTION 6. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

         (b) Except as specifically amended herein, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, except as specifically set forth herein.

         SECTION 7. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants, for the benefit of the Lenders and the Agent, as follows: (i) the Borrower has all requisite power and authority under applicable law and under its charter documents to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby; (ii) all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for the Borrower to execute, deliver and perform this Amendment, and to perform the Credit Agreement as amended hereby, have been taken and/or received; (iii) this Amendment, and the Credit Agreement, as amended by this Amendment, constitute the legal, valid and binding obligation of the Borrower enforceable against it in accordance with the terms hereof; (iv) the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement, as amended hereby, will not (a) violate or contravene any material Requirement of Law, (b) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which the Borrower or any of its property may be bound, or (c) result in or require the creation of any Lien upon or with respect to any properties of the Borrower, whether such properties are now owned or hereafter acquired; (v) the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects on and as of the date of this Amendment, after giving effect to the same, as though made on and as of such date; and (vi) except as referred to in Section 2 hereof, no Default has occurred and is continuing.

         SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO ITS CHOICE OF LAW RULES).

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                      ALPHA TECHNOLOGIES GROUP, INC.



                                      By: /s/ Lawrence Butler
                                         ---------------------------------------
                                      Name:  Lawrence Butler
                                      Title: Chief Executive Officer


                                      UNION BANK OF CALIFORNIA, N.A. as Agent
                                      and as a Lender


                                      By:
                                         ---------------------------------------
                                      Name:  Gina M. West
                                      Title: Vice President


                                      CALIFORNIA BANK & TRUST, as a Lender


                                      By:
                                          --------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------


                                      IBM CREDIT CORPORATION, as a Lender


                                      By:
                                          --------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------


                                      MANUFACTURERS BANK
                                      A California Banking Corporation, as a
                                      Lender


                                      By:
                                          --------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                      ALPHA TECHNOLOGIES GROUP, INC.



                                      By:
                                         ---------------------------------------
                                      Name:  Lawrence Butler
                                      Title: Chief Executive Officer


                                      UNION BANK OF CALIFORNIA, N.A. as Agent
                                      and as a Lender


                                      By: /s/ Gina M. West
                                         ---------------------------------------
                                      Name:  Gina M. West
                                      Title: Vice President


                                      CALIFORNIA BANK & TRUST, as a Lender


                                      By:
                                          --------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------


                                      IBM CREDIT CORPORATION, as a Lender


                                      By:
                                          --------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------


                                      MANUFACTURERS BANK
                                      A California Banking Corporation, as a
                                      Lender


                                      By:
                                          --------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                      ALPHA TECHNOLOGIES GROUP, INC.



                                      By:
                                         ---------------------------------------
                                      Name:  Lawrence Butler
                                      Title: Chief Executive Officer


                                      UNION BANK OF CALIFORNIA, N.A. as Agent
                                      and as a Lender


                                      By:
                                         ---------------------------------------
                                      Name:  Gina M. West
                                      Title: Vice President


                                      CALIFORNIA BANK & TRUST, as a Lender


                                      By: /s/ Robert S. Kahn
                                          --------------------------------------

                                      Name: Robert S. Kahn
                                           -------------------------------------

                                      Title: Vice President
                                            ------------------------------------


                                      IBM CREDIT CORPORATION, as a Lender


                                      By:
                                          --------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------


                                      MANUFACTURERS BANK
                                      A California Banking Corporation, as a
                                      Lender


                                      By:
                                          --------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                      ALPHA TECHNOLOGIES GROUP, INC.



                                      By:
                                         ---------------------------------------
                                      Name:  Lawrence Butler
                                      Title: Chief Executive Officer


                                      UNION BANK OF CALIFORNIA, N.A. as Agent
                                      and as a Lender


                                      By:
                                         ---------------------------------------
                                      Name:  Gina M. West
                                      Title: Vice President


                                      CALIFORNIA BANK & TRUST, as a Lender


                                      By:
                                          --------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------


                                      IBM CREDIT CORPORATION, as a Lender


                                      By: /s/ Thomas S. Curcio
                                          --------------------------------------

                                      Name: Thomas S. Curcio
                                           -------------------------------------

                                      Title: Manager of Credit
                                            ------------------------------------


                                      MANUFACTURERS BANK
                                      A California Banking Corporation, as a
                                      Lender


                                      By:
                                          --------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                      ALPHA TECHNOLOGIES GROUP, INC.



                                      By: Lawrence Butler
                                         ---------------------------------------
                                      Name:  Lawrence Butler
                                      Title: Chief Executive Officer


                                      UNION BANK OF CALIFORNIA, N.A. as Agent
                                      and as a Lender


                                      By:
                                         ---------------------------------------
                                      Name:  Gina M. West
                                      Title: Vice President


                                      CALIFORNIA BANK & TRUST, as a Lender


                                      By:
                                          --------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------


                                      IBM CREDIT CORPORATION, as a Lender


                                      By:
                                          --------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------


                                      MANUFACTURERS BANK
                                      A California Banking Corporation, as a
                                      Lender


                                      By: /s/ Yinka Bamgbose
                                          --------------------------------------

                                      Name: Yinka Bamgbose
                                           -------------------------------------

                                      Title: Assistant Vice President
                                            ------------------------------------

                                      U.S. BANK NATIONAL ASSOCIATION, as a
                                      Lender


                                      By: /s/ Elizabeth C. Hengeveld
                                          --------------------------------------

                                      Name: Elizabeth C. Hengeveld
                                           -------------------------------------

                                      Title: Vice President
                                            ------------------------------------

                                                                       EXHIBIT A

                               GUARANTORS' CONSENT

         Each of the undersigned is a "Guarantor" under that certain Subsidiary Guarantee dated as of January 9, 2001 (the "GUARANTEE") made by the undersigned in favor of Union Bank of California, N.A., as agent (the "AGENT") for the benefit of the lenders referred to below, which Guarantee was delivered pursuant to that certain Credit Agreement dated as of even date therewith among Alpha Technologies Group, Inc. (the "BORROWER"), the lenders referred to therein (the "LENDERS"), and the Agent (as amended, the "CREDIT AGREEMENT"). As to Wakefield Thermal Solutions, Inc., references herein to the Guarantee shall include obligations of itself and as successor by merger of National Northeast Corporation.

         In connection herewith, the Credit Agreement is being amended by that certain Amendment to Credit Agreement and Waiver dated as of even date herewith (the "AMENDMENT"). Each Guarantor hereby acknowledges that it has received a copy of the Amendment. Each Guarantor hereby consents to the Amendment, and hereby confirms and agrees that the Guarantee is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the Amendment, each reference in the Guarantee to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

         Dated: January 28, 2002


                                      WAKEFIELD THERMAL SOLUTIONS, INC.
                                      (formerly known as Wakefield Engineering,
                                      Inc. and successor by merger of National
                                      Northeast Corporation)


                                      By: ______________________________________
                                      Name:  Lawrence Butler
                                      Title: Vice President


                                      SPECIALTY EXTRUSION CORP.


                                      By: ______________________________________
                                      Name:  Lawrence Butler
                                      Title: Vice President


                                      LOCKHART INDUSTRIES, INC.


                                      By: ______________________________________
                                      Name:  Lawrence Butler
                                      Title: Vice President